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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2006

                                  BLUEFLY, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                  001-14498               13-3612110
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   (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)            File Number)       Identification Number)

      42 West 39th Street, New York, New York                    10018
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS
             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2006, the Company entered into a Master License Agreement (the "Master License Agreement") with Art Technology Group, Inc. ("ATG"), pursuant to which the Company will license certain technology from ATG to be used as a platform for future versions of the Company's Web site, and ATG will provide certain support and consulting services in connection therewith. A copy of the Master License Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K, and the terms thereof are incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

99.1 Master License Agreement, dated as of September 28, 2006, by and between the Company and Art Technology Group, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)


Date: October 3, 2006                         By:    /s/ Patrick C. Barry
                                                     ---------------------------
                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief  Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.

99.1 Master License Agreement, dated as of September 28, 2006, by and between the Company and Art Technology Group, Inc.